SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 4, 2001

                      First Federal of Olathe Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

         Kansas                        0-30680                   48-1226075
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(State or other jurisdiction      (SEC File Number)            (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (913) 782-0026
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

        On December 4, 2001, the Registrant announced that the Board of Directors had declared a special cash distribution of $4.00 per share. The Registrant estimated that the entire amount of the $4.00 per share special distribution would be treated as a return of capital distribution. The $4.00 return of capital would be treated as a reduction in the cost basis of each share and would not be subject to income tax as a dividend to shareholders. However, a final determination as to an exact amount of the return of capital portion of the special distribution cannot be made until after December 31, 2001.

        For further details, reference is made to the Press Release dated December 4, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Inforamtion and Exhibits

Exhibit 99.1 - Press Release date December 4, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIRST FEDERAL OF OLATHE BANCORP, INC.


DATE: December 5, 2001                      By:/s/ Mitch Ashlock
                                               -----------------
                                               Mitch Ashlock
                                               Chief Executive Officer